SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 10, 2002
                                                         ----------------


                                    SYMS CORP
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             (Exact name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or other Jurisdiction of Incorporation)


       1-8546                                             22-2465228
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(Commission File Number)                       (IRS Employer Identification No.)


         Syms Way, Secaucus, NJ                                         07094
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's Telephone Number, Including Area Code (201) 902-9600
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          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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


     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the filings of Syms Corp under the Securities Act of 1933.

ITEM 9. REGULATION FD DISCLOSURE.

     On October 10, 2002, each of Marcy Syms, Chief Executive Officer, and Antone F. Moreira, Chief Financial Officer, of Syms Corp, furnished to the Securities and Exchange Commission a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of the certifications is included in this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

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Exhibit Number    Description

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99.1              Certification of Marcy Syms pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
----------------- --------------------------------------------------------------
99.2              Certification of Antone F. Moreira pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
----------------- --------------------------------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SYMS CORP
                                     (Registrant)


                                     By: /s/ ANTONE F. MOREIRA
                                         -----------------------------
                                         Name:  Antone F. Moreira
                                         Title: Vice President, Chief Financial
                                                Officer

Date: October 10, 2002

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Exhibit Number  Description
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99.1            Certification of Marcy Syms pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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99.2            Certification of Antone F. Moreira pursuant to 18 U.S.C. Section
                1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
--------------- ----------------------------------------------------------------